EXHIBIT 32.1

CERTIFICATION OF PERIODIC REPORT

In connection with the Quarterly Report of Dynacq Healthcare, Inc. (the “Company”) on Form 10-Q for the quarterly period ended February 29, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chiu M. Chan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 30, 2004

/s/ CHIU M. CHAN
Chiu M. Chan
Chief Executive Officer

This certification is made solely pursuant to the requirement of Section 1350 of 18 U.S.C., and is not for any other purpose.